UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014 (October 6, 2014)

DT ASIA INVESTMENTS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	6770	98-1192662
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 1102, 11/F.,

Beautiful Group Tower,

77 Connaught Road Central,

Hong Kong

(852) 2110-0081

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Stephen N. Cannon, Chief Executive Officer

100 Park Avenue, Suite 1600

New York, NY 10017

(212) 880-2677

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 6, 2014, DT Asia Investments Limited (the “Company”) consummated its initial public offering (“IPO”) of 6,000,000 Units (“Units”), each Unit consisting of one ordinary share, one right, and one warrant. Each right entitles the holder to receive one-tenth (1/10) of an ordinary share on the consummation of an initial business combination. Each warrant entitles the holder thereof to purchase one-half of one ordinary share, at a price of $12.00 per full share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 900,000 Units to cover over-allotments, if any.

On October 6, 2014, simultaneously with the consummation of the IPO, the Company completed a private placement (the‘‘Private Placement”) of an aggregate of 320,000 units or “private units,” at $10.00 per unit, among which 290,000 units were purchased by DeTiger Holdings Limited (our “sponsor”) and 30,000 units were purchased by EarlyBirdCapital, generating gross proceeds of $3,200,000. Each Private Unit is comprised of one share of Common Stock, one right, and one warrant. Each right entitles the holder to receive one-tenth (1/10) of an ordinary share on the consummation of an initial business combination. Each warrant entitles the holder thereof to purchase one-half of one ordinary share, at a price of $12.00 per full share. In addition, our sponsor purchased from us an aggregate of 1,800,000 warrants, or “sponsor warrants”, at a price of $0.50 per warrant ($900,000). Each sponsor warrant is exercisable to purchase one-half of one share of our ordinary share at $12.00 per full share. The private units and sponsor warrants generated total gross proceeds of $4,100,000 (private units $3,200,000 plus sponsor warrants $900,000).

A total of $61,200,000 of the net proceeds from the IPO and the Private Placements were placed in a trust account established for the benefit of the Company’s public shareholders.  An audited balance sheet as of October 6, 2014 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been prepared by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2014	DT ASIA INVESTMENTS LIMITED

	By:	/s/ Stephen N. Cannon
Name: Stephen N. Cannon
Title: Chief Executive Officer

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